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                                                                    Exhibit 99.5

                                                                  Execution Copy

                            ADMINISTRATION AGREEMENT

                                      among

         MERRILL LYNCH MORTGAGE BACKED SECURITIES TRUST, SERIES 2007-2,
                                as Issuing Entity

                             WELLS FARGO BANK, N.A.,
                           as Securities Administrator

                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee

                                       and

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                  as Depositor

                            Dated as of June 27, 2007

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     This Administration Agreement (the "Agreement") is entered into as of June
27, 2007, among MERRILL LYNCH MORTGAGE BACKED SECURITIES TRUST, SERIES 2007-2, a Delaware statutory trust (the "Issuing Entity"), WELLS FARGO BANK, N.A., not in its individual capacity but solely as Securities Administrator (the "Securities Administrator"), WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee (the "Owner Trustee"), and MERRILL LYNCH MORTGAGE INVESTORS, INC., as Depositor (the "Depositor").

     Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture, the Trust Agreement or the Sale and Servicing Agreement (each as defined herein).

                                   WITNESSETH:

     WHEREAS, the Issuing Entity is a statutory trust under the Delaware Statutory Trust Act (12 Del.C. Section 3801 et seq.) created by the Trust Agreement relating to the Trust, dated as of June 27, 2007 (the "Trust Agreement"), among the Depositor, the Owner Trustee and the Securities Administrator;

     WHEREAS, the Issuing Entity will issue under an indenture its Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2 Mortgage-Backed Notes, (the "Notes") and, under the Trust Agreement, the Owner Trust Certificates (the "Certificates" and collectively with the Notes, the "Securities");

     WHEREAS, the Notes will be secured by certain collateral, as more particularly set forth in the Indenture, dated as of June 27, 2007 (the "Indenture"), among the Issuing Entity, HSBC Bank USA, National Association, as indenture trustee (in such capacity, the "Indenture Trustee") and Wells Fargo Bank, N.A., as securities administrator (in such capacity, the "Securities Administrator");

     WHEREAS, the Certificates will be created pursuant to the Trust Agreement and will represent the undivided beneficial ownership interest in the Trust;

     WHEREAS, the Issuing Entity has entered into certain agreements in connection with the issuance of the Securities, including (i) a Sale and Servicing Agreement, dated as of June 27, 2007 (the "Sale and Servicing Agreement"), among the Issuing Entity, the Depositor, Taberna Realty Holdings Trust, as seller (the "Seller"), Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and Securities Administrator and the Indenture Trustee, (ii) the Letter of Representations, dated June 26, 2007 (the "Depository Agreement"), among the Issuer, the Securities Administrator and The Depository Trust Company relating to the Class A, Class M and Class B Notes and
(iii) the Indenture. The Sale and Servicing Agreement, the Depositary Agreement, the Indenture and the Trust Agreement are collectively referred to herein as the "Related Agreements";

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     WHEREAS, pursuant to the Related Agreements, the Issuing Entity is required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and (b) the beneficial ownership interests in the Issuing Entity represented by the Certificates (the registered holder of such interests being referred to herein as the "Certificateholder");

     WHEREAS, the Issuing Entity desires to have the Securities Administrator and the Depositor, respectively, perform certain of the duties of the Issuing Entity referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuing Entity may from time to time request; and

     WHEREAS, the Securities Administrator and the Depositor have the capacity to provide the respective services required hereby and are willing to perform such services for the Issuing Entity on the terms set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          Section 1. Duties of the Securities Administrator.

          (a) The Securities Administrator shall take all appropriate action that is the duty of the Issuing Entity and the Owner Trustee to take with respect to the following matters under the Trust Agreement, Sale and Servicing Agreement and the Indenture (references are to sections of the Indenture):

               (i) The Securities Administrator shall notify the Certificate Paying Agent if the Securities Administrator obtains actual knowledge or written notice that any withholding tax is imposed on the Trust Fund's payments (or allocations of income) to a Certificateholder;

               (ii) the duty to cause the Note Register to be kept if the Issuing Entity assumes the duties of Note Registrar, and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 4.02);

               (iii) causing the preparation of the Notes for execution by the Owner Trustee upon the registration of any transfer or exchange of the Notes (Sections 4.02 and 4.03);

               (iv) if requested, causing the preparation of an Issuing Entity Request and related documents for authentication of the Notes, executing such Issuing Entity Request on behalf of the Issuing Entity and causing delivery of the same to the Indenture Trustee (Sections 4.02 and 4.03);


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               (v) causing the preparation of Definitive Notes in accordance with the instructions of any Clearing Agency (including the preparation of any temporary notes) (Sections 4.08 and 4.14);

               (vi) the maintenance of an office for registration of transfer or exchange of Notes (Section 4.02);

               (vii) the preparation of an Issuing Entity Request required to appoint a Paying Agent, the preparation of written notice to the Indenture Trustee and the duty to cause newly appointed Paying Agents, if any, to execute and deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.01);

               (viii) notifying the Paying Agent to pay to the Indenture Trustee all sums held in trust by the Paying Agent (Section 4.11);

               (ix) the execution of all supplements, amendments, instruments of further assurance and other instruments prepared by the Depositor and delivered to the Securities Administrator for execution necessary to protect the Collateral (Section 3.04);

               (x) the notification to the Owner Trustee of the Issuing Entity's non-compliance with its negative covenants or restricted payment covenants upon actual knowledge by the Securities Administrator of such non-compliance (Sections 3.07 and Section 3.19);

               (xi) the furnishing of the Indenture Trustee with the names and addresses of Holders of Notes during any period when the Indenture Trustee is not the Note Registrar (Section 7.01); and

               (xii) if necessary, the mailing to the Noteholders of notices with respect to their consent to any supplemental indentures (Section 9.02);

          (b) The Securities Administrator agrees to notify the Depositor not later than thirty (30) days prior to the date on which the Depositor is required to deliver the annual Opinion of Counsel and Officer's Certificate on behalf of the Issuing Entity in accordance with Section 2(a)(vi) below.

          (c) The Securities Administrator agrees to perform the duties and obligations of the Securities Administrator expressly set forth in each Basic Document to which it is a party as Securities Administrator.

          (d) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Securities Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuing Entity and shall be, in the


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Securities Administrator's opinion, no less favorable to the Issuing Entity than would be available from unaffiliated parties.

     In carrying out the foregoing duties, the Securities Administrator shall have the same rights, indemnifications and immunities as the Indenture Trustee under the Indenture, including, without limitation, the right to compensation, reimbursement and indemnification.

     The Securities Administrator in its capacity as the Certificate Registrar, and upon a request received from the Owner Trustee, shall promptly notify the Certificateholders of (i) any change in the Corporate Trust Office of the Owner Trustee, (ii) any amendment to the Trust Agreement requiring notice be given to the Certificateholder and (iii) any other notice required to be given to the Certificateholders by the Owner Trustee under the Trust Agreement.

          Section 2. Duties of the Depositor With Respect to the Indenture.

          (a) The Depositor shall take all appropriate action that is the duty of the Issuing Entity or the Owner Trustee to take with respect to the following matters under the Indenture (references are to sections of the Indenture):

               (i) causing the preparation of the Notes (for execution by the Owner Trustee) upon their initial issuance and causing the preparation of an Issuing Entity Request (for execution by the Owner Trustee) for delivery to the Indenture Trustee regarding the authentication of the Notes (Section 2.02)

               (ii) causing the preparation of an Issuing Entity Request and Officer's Certificate (and executing the same on behalf of the Issuing Entity) and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Collateral, as defined in the Indenture (Section 8.04)

               (iii) causing the preparation of Issuing Entity Requests (and executing the same on behalf of the Issuing Entity) and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures;

               (iv) causing the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Sections 8.04 and 10.01);

               (v) the delivery of notice to the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture (Sections 3.20 and 5.01);

               (vi) the annual delivery of Opinions of Counsel, in accordance with Section 3.05 of the Indenture, as to the Trust Estate, and the annual delivery and execution of the Officers' Certificate (Section 3.08);


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               (vii) causing the preparation and execution of an Officer's
     Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto with respect to any request by the Issuing Entity to the Indenture Trustee or the Securities Administrator to take any action under the Indenture (Sections 4.10 and 10.01);

               (viii) obtaining and preserving the Issuing Entity's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.02).

          (b) In addition to the duties of the Depositor set forth above, the Depositor shall prepare for execution by the Issuing Entity or the Owner Trustee or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuing Entity or Owner Trustee to take pursuant to the Related Agreements. Subject to
Section 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Depositor shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Mortgage Loans) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Depositor.

          Section 3. Records. The Securities Administrator shall maintain appropriate books of account, if any, and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuing Entity and the Depositor at any time during normal business hours.

          Section 4. Compensation. The Securities Administrator will perform the duties and provide the services called for under Section 1 above for such compensation as shall be agreed upon between the Securities Administrator and the Depositor.

          Section 5. Additional Information to be Furnished to the Issuing Entity. The Depositor shall furnish to the Issuing Entity from time to time such additional information regarding the Collateral as the Issuing Entity shall reasonably request.

          Section 6. Independence of the Securities Administrator. For all purposes of this Agreement, the Securities Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuing Entity or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuing Entity, the Securities Administrator shall have no authority to act for or represent the Issuing Entity or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuing Entity or the Owner Trustee.

          Section 7. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Securities Administrator or the Depositor, respectively, and either of the Issuing


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Entity or the Owner Trustee, as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

          Section 8. Other Activities of Securities Administrator and the Depositor. Nothing herein shall prevent the Securities Administrator, the Depositor or their respective Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Securities Administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuing Entity or the Owner Trustee.

          Section 9. Term of Agreement; Resignation and Removal of Securities Administrator.

          (a) This Agreement shall continue in force until the termination of the Trust Agreement in accordance with its terms, upon which event this Agreement shall automatically terminate.

          (b) Subject to Section 9(e) hereof, the Securities Administrator may resign its duties hereunder by providing the Issuing Entity with at least sixty
(60) days' prior written notice.

          (c) Subject to Section 9(e) hereof, the Issuing Entity may remove the Securities Administrator without cause by providing the Securities Administrator with at least sixty (60) days' prior written notice.

          (d) Subject to Section 9(e) hereof, the Issuing Entity may remove the Securities Administrator immediately upon written notice of termination from the Issuing Entity to the Securities Administrator if any of the following events shall occur:

               (i) the Securities Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten (10) days (or, if such default cannot be cured in such time, shall not give within ten (10) days such assurance of cure as shall be reasonably satisfactory to the Issuing Entity); or

               (ii) a court having jurisdiction in the premises shall (x) enter a decree or order for relief, which decree or order shall not have been vacated within sixty (60) days, in respect of the Securities Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or (y) appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Securities Administrator or any substantial part of its property, or (z) order the winding-up or liquidation of the Securities Administrator's affairs; or


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               (iii) the Securities Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Securities Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

     The Securities Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section 9(d) shall occur, it shall give written notice thereof to the Issuing Entity, the Depositor and the Indenture Trustee within seven (7) days after the occurrence of such event.

          (e) No resignation or removal of the Securities Administrator pursuant to this Section shall be effective until (i) a successor Securities Administrator shall have been appointed by the Issuing Entity (or the Depositor on its behalf) and (ii) such successor Securities Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Securities Administrator is bound hereunder.

     If a successor Securities Administrator does not take office within sixty
(60) days after the retiring Securities Administrator resigns or is removed, the resigning or removed Securities Administrator or the Issuing Entity may petition any court of competent jurisdiction for the appointment of a successor Securities Administrator.

          (f) The appointment of any successor Securities Administrator shall be effective only if such successor Securities Administrator will not cause a downgrading of any class of Notes by the Rating Agencies.

          (g) Subject to Sections 9(e) and 9(f), the Securities Administrator acknowledges that upon the appointment of a successor Master Servicer pursuant to Section 6.02 of the Sale and Servicing Agreement, the Securities Administrator shall immediately resign and such successor Master Servicer shall automatically become the Securities Administrator under this Agreement. Any such successor Master Servicer shall be required to agree to assume the duties of the Securities Administrator under the terms and conditions of this Agreement in its acceptance of appointment as successor Master Servicer.

          Section 10. Action upon Termination, Resignation or Removal of the Securities Administrator. Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a) hereof or the resignation or removal of the Securities Administrator pursuant to Section 9(b) or (c) hereof, respectively, the Securities Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Securities Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the successor Securities Administrator all property and documents of or relating to the Collateral then in the custody of the Securities Administrator, or if this Agreement has been terminated, to the Depositor. In the event of the resignation or


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removal of the Securities Administrator pursuant to Section 9(b), (c) or (d), respectively, the Securities Administrator shall cooperate with the Issuing Entity and take all reasonable steps requested to assist the Issuing Entity in making an orderly transfer of the duties of the Securities Administrator.

          Section 11. Notices. Any notice, report or other communication given hereunder shall be in writing, delivered by mail, overnight courier or facsimile and addressed as follows:

          (a) if to the Issuing Entity, to:

          Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2 c/o Wilmington Trust Company
          Rodney Square North
          1100 North Market Street
          Wilmington, Delaware 19890-0001
          Attention: Corporate Trust Administration
          fax: (302) 651-8882

          (b) if to the Securities Administrator, to:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention: Client Manager - Merrill Lynch Mortgage Backed
                     Securities Trust, Series 2007-2
          fax: (410) 715-2380

          (c) if to the Owner Trustee, to:

          Wilmington Trust Company
          Rodney Square North
          1100 North Market Street
          Wilmington, Delaware 19890-0001
          fax: (302) 636-4140

          (d) if to the Depositor, to:

          Merrill Lynch Mortgage Investors, Inc.
          4 World Financial Center, 10th Floor
          New York, New York 10281
          Attention: Legal Department - Merrill Lynch Mortgage Backed
                     Securities Trust, Series 2007-2


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or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, hand delivered or faxed to the address of such party as provided above.

          Section 12. Amendments.

          (a) This Agreement may be amended from time to time by the parties hereto as specified in this Section, provided that any amendment be accompanied by the written consent of the Indenture Trustee and an Opinion of Counsel shall be furnished to the Indenture Trustee (which Opinion of Counsel shall not be at the expense of the Indenture Trustee) stating that such amendment complies with the provisions of this Section.

          (b) If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Notes are outstanding (i.e., technical in nature), it shall not be necessary to obtain the consent of any Noteholder, but the Indenture Trustee shall be furnished with an Opinion of Counsel (which opinion shall not be at the expense of the Indenture Trustee) that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Noteholder.

          (c) If the purpose of the amendment is to add or eliminate or change any provision of this Agreement, it shall not be necessary to obtain the consent of any Noteholder, but the Indenture Trustee shall be furnished, other than as contemplated in clause (b) above, with either (i) a letter from each of the Rating Agencies confirming that such amendment will not cause the Rating Agency to qualify, downgrade or withdraw their then-current rating of the Notes or (ii) an Opinion of Counsel, from the party requesting such amendment, stating that such amendment will not materially and adversely affect any of the Noteholders.

          (d) Promptly after the execution of any such amendment, the Securities Administrator shall furnish a copy of such amendment to each Holder, the Depositor and to the Rating Agencies.

          Section 13. Successors and Assigns. This Agreement may not be assigned by the Securities Administrator unless such assignment is previously consented to in writing by the Owner Trustee and the Depositor. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Securities Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Securities Administrator without the consent of the Owner Trustee or the Depositor to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Securities Administrator, provided that such successor organization executes and delivers to the Issuing Entity, the Owner Trustee and the Depositor an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Securities Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.


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          Section 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND,
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTIONS 54401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS, WHICH SHALL APPLY HERETO), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 15. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

          Section 16. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute one and the same agreement.

          Section 17. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 18. Not Applicable to Wells Fargo Bank, N.A. in Other Capacities. Nothing in this Agreement shall affect any obligation Wells Fargo Bank, N.A. may have in any other capacity.

          Section 19. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuing Entity and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuing Entity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder, as to all of which recourse shall be had solely to the assets of the Issuing Entity. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuing Entity hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

          Section 20. Limitation of Liability of the Securities Administrator Indemnification. Notwithstanding anything herein to the contrary, this Agreement has been signed by Wells Fargo Bank, N.A. not in its individual capacity but solely in its capacity as Securities Administrator and in no event shall the Securities Administrator in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder, as to all of which recourse shall be had solely to the assets of the Issuing Entity. The Securities Administrator shall not have any duties or obligations other than those expressly set forth in this Agreement, and no implied duties on its part shall be read into this Agreement, In acting as Securities Administrator, Wells Fargo Bank, N.A. shall be


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entitled to the same benefits, rights, immunities, protections and rights to indemnification as are afforded to the Indenture Trustee under Article VI of the Indenture.

          Section 21. Benefit of Agreement. It is expressly agreed that in performing its duties under this Agreement, the Securities Administrator will act for the benefit of holders of the Securities as well as for the benefit of the Issuing Entity, and that such obligations on the part of the Securities Administrator shall be enforceable at the instance of the Indenture Trustee and the Issuing Entity.

          Section 22. Bankruptcy Matters. No party to this Agreement shall take any action to cause the Depositor or the Issuing Entity to dissolve in whole or in part or file a voluntary petition or otherwise initiate proceedings to have the Depositor or the Issuing Entity adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Depositor or the Issuing Entity, or file a petition seeking or consenting to reorganization or relief of the Depositor or the Issuing Entity as debtor under any applicable federal or state law relating to bankruptcy, insolvency, or other relief for debtors with respect to the Depositor or the Issuing Entity; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Depositor or the Issuing Entity or of all or any substantial part of the properties and assets of the Depositor or the Issuing Entity, or cause the Issuing Entity to make any general assignment for the benefit of creditors of the Depositor or the Issuing Entity, or take any action in furtherance of any of the above actions.


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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                        MERRILL LYNCH MORTGAGE BACKED SECURITIES
                                        TRUST, SERIES 2007-2

                                        By: Wilmington Trust Company, not in its
                                            individual capacity but solely as
                                            Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WELLS FARGO BANK, N.A.,
                                        as Securities Administrator


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WILMINGTON TRUST COMPANY,
                                        as Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        as Depositor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------